Exhibit 32.1
CEO and CFO CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. Section 1350)
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert I. Blum, President, Chief Executive Officer and Director, and Sharon Surrey-Barbari, Chief Financial Officer, of Cytokinetics, Incorporated (the “Company”), hereby certify that to the best of our knowledge:
1. The Company’s Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2007, and to which this certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert I. Blum
Robert I. Blum,
President, Chief Executive Officer and Director (Principal Executive Officer)

By:	/s/ Sharon Surrey-Barbari
Sharon Surrey-Barbari,
Senior Vice President, Finance and Chief Financial Officer (Principal Financial Officer)

Date: April 8, 2008